Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                     /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Investors Florida Municipal
                                                 Cash Fund, Investors Michigan
                                                 Municipal Cash Fund, Investors
                                                 New Jersey Municipal Cash
                                                 Fund, Investors Pennsylvania
                                                 Municipal Cash Fund, Tax
                                                 Exempt New York Money Market
                                                 Fund, a series of Investors
                                                 Municipal Cash Fund

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                 /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Investors Florida Municipal
                                             Cash Fund, Investors Michigan
                                             Municipal Cash Fund, Investors
                                             New Jersey Municipal Cash
                                             Fund, Investors Pennsylvania
                                             Municipal Cash Fund, Tax
                                             Exempt New York Money Market
                                             Fund, a series of Investors
                                             Municipal Cash Fund